UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 6, 2011

Minn-Dak Farmers Cooperative

(Exact name of Registrant as Specified in its Charter)

North Dakota

(State Or Other Jurisdiction Of Incorporation)

33-94644	23-7222188
(Commission File Number)	(I.R.S. Employer Identification No.)

7525 Red River Road Wahpeton, ND	58075
(Address Of Principal Executive Offices)	(Zip Code)

(701) 642-8411

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 through 4 and 6 through 8 are not applicable and therefore omitted.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Item 5.07      Submission of Matters to a Vote of Security Holders.

Minn-Dak Farmers Cooperative (the “Company”) held its 2011 Annual Meeting of Shareholders on December 6, 2011. There were two matters brought before the shareholders: (1) the election of three directors, one from each of Districts 4, 5 and 7; and (2) approval of Amended and Restated Bylaws. Each eligible holder of common stock is entitled to one vote in any meeting of the shareholders, regardless of the number of preferred shares held. Only shareholders of a district are entitled to vote in the election of directors of that district.

From District 4, there were 19 shareholders present at the Annual Meeting. The District 4 shareholders re-elected Patrick Freese as a director. Mr. Freese ran unopposed and was re-elected by unanimous consent of the shareholders.

From District 5, there were 11 shareholders present at the Annual Meeting. The District 5 shareholders re-elected Brent Davison as a director. Mr. Davison ran unopposed and was re-elected by unanimous consent of the shareholders.

From District 7, there were 11 shareholders present at the Annual Meeting. The District 7 shareholders re-elected Dale Blume as a director. Mr. Blume ran unopposed and was re-elected by unanimous consent of the shareholders.

Each director re-elected at the 2011 Annual Meeting serves a three year term ending with the 2014 Annual Meeting of Shareholders.

Shareholders also considered the proposal to approve Amended and Restated Bylaws. The substantive amendments reflected in the Amended and Restated Bylaws dealt primarily with changes to Articles XVII, XIX, XX, XXI and XXII, which define qualifications for stock ownership, with whom the Company may do business (redefined as “patron”) and to whom the Company may distribute profits, losses, patronage and per unit retains. There were also updating and conforming changes of a non-substantive nature reflected in the Amended and Restated Bylaws. The shareholders approved the Amended and Restated Bylaws with a vote of 96 in favor, 14 against and no abstentions. The Amended and Restated Bylaws, attached hereto as Exhibit 3(iv), are effective as of December 6, 2011 (although a later date of effectiveness applies to Article XXV as specified therein) and supersede the Company’s original Bylaws and all amendments thereto as of the dates of effectiveness.

There were no other matters submitted for shareholder action.

Item 9.01      Submission of Matters to a Vote of Security Holders.

Exhibit No.	Description
3(iv)	Amended and Restated Bylaws of Minn-Dak Farmers Cooperative Effective December 6, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINN-DAK FARMERS COOPERATIVE

By:	/s/	David H. Roche
David H. Roche
President and Chief Executive Officer

Date: December 12, 2011